Subsequent Events	9 Months Ended
Sep. 30, 2016
Subsequent Events [Abstract]
Subsequent Events

20. SUBSEQUENT EVENTS

On October 20, 2016, the Company paid €495 million ($543 million) relating to the European Commission settlement as disclosed under “Note 14: Commitments and Contingencies”.

On October 31, 2016, CNH Industrial N.V. announced an agreement to acquire the tillage, seeding and hay, and forage segments of Kongskilde Industries, part of the Danish Group Dansk Landbrugs Grovvareselskab. The acquisition comprises a transfer of assets and includes two plants in Europe, and other assets in the EMEA and NAFTA regions.  The transaction is subject to various closing conditions, including regulatory approvals.